Forza Innovations Inc. Completes $600,000 Capital Raise and Secures $5,000,000 Equity Financing

Calgary, Alberta – (January 31, 2021) – Forza Innovations Inc. (OTC Pink: FORZ) (the “Company”) is pleased to announce that it has secured an equity line of credit up to $5,000,000. This new equity financing has more favorable terms to the previously announced financing disseminated October 26, 2021. Forza is also pleased to announced that we have also completed a capital raise of close to $600,000 to fund the Company's expanding team of experts, innovative new products and continued operations. Further information about the Financing Documents can be found in the Form 8-K that the Company has filed with the SEC on January 14, 2022, January 25, 2022 and January 28, 2022.

Forza’s Chief Executive Officer Johnny Forzani commented, “our company is finally financially ready to be in a position to get the wheels spinning and make some serious moves forward. We plan to utilize the financing opportunities to expand and refine our team, operations and products. As a product designer that has two patents, I am certain that we are able to create more patentable technology with our team and facilities we are assembling which will include experts in the electrical engineering and textile field.”

Forza is future focused and excited for what is to come including our new workspace and website. The Company continues to develop and refine our core WarmUp product line and Handlelife Heavyball by working closely with overseas partners and manufacturing facilities. Whether you are an elite athlete or individual simply looking for solutions to combat the impact of daily life, our suite of innovative products are here to help you, so you can be at the top of your game, no matter what your game might be.

About Forza Innovations Inc.

The Company is in the health-tech wearable performance business. The Company has acquired all of the ownership and the rights to certain late, developmental stage, WarmUp products. WarmUp are cutting edge, innovative, wearable, back compression devices. The therapeutic application of heat causes a change in temperature of the soft tissues which decreases joint stiffness and relieves inflammation.

Please refer to the Company's website www.forzainnovates.com.

For further information please contact the Company at: info@forzainnovates.com

On behalf of the Board,

Forza Innovations Inc.

Johnny Forzani,

President & Chief Executive Officer

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